Exhibit 10.3

When Recorded, Please Mail To:

Inland Diversified Draper Peaks, L.L.C.

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: General Counsel

Space above for Recorder’s use

ASSIGNMENT OF LEASES

THIS ASSIGNMENT OF LEASES (the "Assignment") is made this 17th day of June 2011, by and between DRAPER PEAKS, L.L.C., a Utah limited liability company ("Assignor"), and INLAND DIVERSIFIED DRAPER PEAKS, L.L.C., a Delaware limited liability company ("Assignee").

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

1.

Assignment of Leases.  Assignor hereby assigns, transfers, sets over and conveys to Assignees all of its right, title and interest as landlord under all leases ("Leases") pertaining to the real property described on Exhibit “A” hereto.  A list of the Leases is attached to this Assignment as Exhibit “B.”

2.

Acceptance of Assignment of Lease.  Assignee accepts the assignment of the Leases, assumes the obligations of landlord or lessor arising under the Leases on or after the date of this Assignment, and agrees to perform all obligations of landlord under the Leases.  Assignor maintains the obligations of landlord or lessor under the leases arising prior to the date of this Assignment including, without limitation, the obligation to do CAM reconciliation for periods arising prior to the date of this Assignment.

3.

General Provisions.  This Assignment may be signed in one or more counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument. Facsimile copies of this Assignment shall have the same effect as originals.  This Assignment shall be governed in accordance with the laws of the State of Utah, without giving effect to the conflicts of laws principles thereunder.  Jurisdiction for any legal proceeding related to this Assignment shall lie only in the applicable State and Federal courts located in Salt Lake County, Utah.  This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assignors.

(Signatures and acknowledgments begin on following pages)

374348v2

IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the date first written above.

ASSIGNOR:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Managers:

THE BOYER COMPANY, L.C., a Utah limited liability company

By: /s/ Devon Glenn

Name: Devon Glenn

Its: Manager

ARBOR COMMERCIAL REAL ESTATE, L.L.C., a Utah limited liability company

By: /s/ John Gust

Name: John Gust

Its: Manager

ASSIGNEE:

INLAND DIVERSIFIED DRAPER PEAKS, L.L.C., a Delaware limited liability company

By:  Inland Diversified Real Estate Trust, Inc.,

 a Maryland corporation, its sole member

By: /s/ Mary J. Pechous___________________

Name: Mary J. Pechous

Its: Assistant Secretary

STATE OF UTAH

)

) ss.

COUNTY OF SALT LAKE

)

On this 3rd day of June, 2011, personally appeared before me Devon Glenn, a Manager of The Boyer Company, L.C., a Utah limited liability company, a Manager of DRAPER PEAKS, L.L.C., a Utah limited liability company, and he acknowledged to me that he executed the same.

/s/ Cindi Hart

NOTARY PUBLIC

Residing at: Salt Lake County, Utah

My Commission Expires:

STATE OF UTAH

)

:  ss.

COUNTY OF SALT LAKE

)

The foregoing instrument was acknowledged before me this 3rd day of June, 2011, by John Gust, a Manager of Arbor Commercial Real Estate, L.L.C., a Utah limited liability company, which is a Manager of Draper Peaks, L.L.C., a Utah limited liability company.

/s/ Cindi Hart

NOTARY PUBLIC

Residing at: Salt Lake County, Utah

My Commission Expires:

STATE OF ILLINOIS

)

:  ss.

COUNTY OF DU PAGE

)

On this 6th day of June, 2011, personally appeared before me Mary J. Pechous, the Asst. Secty of Inland Diversified Real Estate Trust, Inc., a Maryland corporation, which is the sole member of INLAND DIVERSIFIED DRAPER PEAKS, L.L.C., a Delaware limited liability company.

/s/ Rose Marie Allred

NOTARY PUBLIC

Residing at: 2901 Butterfield Road, Oak Brook, IL

My Commission Expires:

EXHIBIT “A”

TO

ASSIGNMENT OF LEASES

DESCRIPTION OF REAL PROPERTY

EXHIBIT “B”

TO

ASIGNMENT OF LEASES

LIST OF LEASES